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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        SEPTEMBER 1-30, 2004            PAYMENT DATE:    OCT 15 2004
DETERMINATION DATE:                       OCT 07 2004                     REPORT BRANCH:   2042
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                   TOTAL         CLASS A-1      CLASS A-2       CLASS A-3      CLASS A-4    ERALIZATION
------------------------------------------------------------------------------------------------------------------------------------

Class Percentages                                 100.00%          16.46%          39.20%         22.74%        19.60%         2.00%
Initial Pool Balance                       224,144,683.55   36,903,180.70   87,864,715.95  50,961,535.25 43,932,357.98  4,482,893.67
Prefunding                                  30,957,357.27    5,096,819.30   12,135,284.05   7,038,464.75  6,067,642.02    619,147.15
Total Balance                              255,102,040.82   42,000,000.00  100,000,000.00  58,000,000.00 50,000,000.00  5,102,040.82
Note Balance Total                         250,000,000.00   42,000,000.00  100,000,000.00  58,000,000.00 50,000,000.00
Number of Contracts                                12,318
Class Pass Through Rates                                         1.57625%           2.65%          3.46%         4.05%
Servicing Fee Rate                               1.75000%
Indenture Trustee Fee                            0.00300%
Custodian Fee                                    0.02000%
Backup Servicer Fee                              0.02000%
Insurance Premium Fee                            0.29000%
Demand Note Rate                                 6.00000%

Initial Weighted Average APR                      10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                       0.000%
Initial Weighted Average Adjusted APR (net
      of Monthly Dealer Participation) of
      Remaining Portfolio                         10.042%
Initial Weighted Average Remaining Term             65.00
Initial Weighted Average Original Term              68.00

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CURRENT MONTH CERTIFICATE                                                                                              OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1      CLASS A-2       CLASS A-3      CLASS A-4   ERALIZATION
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Prior Month Pool Balance                   239,436,144.42   26,334,103.59  100,000,000.00  58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                                 -            0.00            0.00           0.00          0.00         0.00
Total Pool Balance                         239,436,144.42   26,334,103.59  100,000,000.00  58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance                         232,262,637.32   24,262,637.32  100,000,000.00  58,000,000.00 50,000,000.00

EOP:
Number of Current Month Closed Contracts              247
Number of Reopened Loans                                -
Number of Contracts - EOP                          13,252
Pool Balance  -  EOP                       232,239,814.05   19,137,773.22  100,000,000.00  58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                                 -               -               -              -             -         0.00
Total Pool Balance  -  EOP                 232,239,814.05   19,137,773.22  100,000,000.00  58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance - EOP                   224,108,813.67   16,108,813.67  100,000,000.00  58,000,000.00 50,000,000.00

Class Collateral Pool Factors                  0.89643525      0.38354318      1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio     10.05556%
Weighted Average Monthly Dealer
      Participation Fee Rate                     0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                       10.05556%
Weighted Average Remaining Term                     62.48
Weighted Average Original Term                      67.82

                                                                     Page 1 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                     CONTRACTS
-------------------------------------------------------------------------------------------------------------------------

     Monthly Payments:       Principal                                                  3,579,266.97
                             Interest                                                   2,007,103.19
     Early Payoffs:          Principal Collected                                        3,453,019.63
                             Early Payoff Excess Servicing Compensation                        89.08
                             Early Payoff Principal Net of Rule of 78s Adj.             3,452,930.55           232
                             Interest                                                      32,371.51
     Liquidated Receivable:  Principal Collected                                           18,357.43
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       18,357.43            15
                             Interest                                                        (355.03)
     Purchase Amount:        Principal                                                          0.00             0
                             Interest                                                           0.00
                                          Total Principal                               7,050,554.95
                                          Total Interest                                2,039,119.67
                                          Total Principal and Interest                  9,089,674.62
     Recoveries                                                                            83,486.67
     Excess Servicing Compensation                                                             89.08
     Late Fees & Miscellaneous Fees                                                        32,840.86
     Collection Account Customer Cash                                                   9,206,091.23
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                   6,421.97
     Prefunding Account Investment Income                                                       0.00
     Mandatory Special Redemption                                                               0.00
     Negative Carry Amount                                                                      0.00
     Available Funds                                                                    9,212,513.20

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                                                                           DISTRIBUTION          SHORTFALL / DRAW
DISTRIBUTION                                                                   AMOUNT            DEFICIENCY CLAIM
-------------------------------------------------------------------------------------------------------------------------

                                                                                  9,212,513.20
Monthly Dealer Participation Fee                                         1.00     9,212,512.20            0.00
Prior Unpaid Dealer Participation Fee                                    0.00     9,212,512.20
Servicing Fees:              Current Month Servicing Fee           349,177.71
                             Prior Period Unpaid Servicing Fee           0.00
                             Late Fees & Miscellaneous Fees         32,840.86
                             Excess Servicing Compensation              89.08
                                          Total Servicing Fees:    382,107.65     8,830,404.55            0.00
Indenture Trustee Fee                                                  580.66     8,829,823.89            0.00
Custodian Fee                                                        3,990.60     8,825,833.29            0.00
Backup Servicer Fee                                                  3,990.60     8,821,842.69            0.00
Prior Unpaid Indenture Trustee Fee                                       0.00     8,821,842.69            0.00
Prior Unpaid Custodian Fee                                               0.00     8,821,842.69            0.00
Prior Unpaid Backup Servicer Fee                                         0.00     8,821,842.69            0.00

                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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                                                                              DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT        DEFICIENCY CLAIM
--------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Note Interest:     Current Month                      31,869.99     8,789,972.70            0.00
                             Prior Carryover Shortfall               0.00     8,789,972.70
Class A-2 Note Interest:     Current Month                     220,833.33     8,569,139.37            0.00
                             Prior Carryover Shortfall               0.00     8,569,139.37
Class A-3 Note Interest:     Current Month                     167,233.33     8,401,906.04            0.00
                             Prior Carryover Shortfall               0.00     8,401,906.04
Class A-4 Note Interest:     Current Month                     168,750.00     8,233,156.04            0.00
                             Prior Carryover Shortfall               0.00     8,233,156.04
Principal Payment Amount:    Current Month                      22,823.27     8,210,332.77            0.00
                             Prior Carryover Shortfall               0.00     8,210,332.77
Certificate Insurer:         Reimbursement Obligations               0.00     8,210,332.77            0.00
                             Premium                            54,160.10     8,156,172.67            0.00
Demand Note Interest Payment Amount
                             Current Month                      28,698.83     8,127,473.84            0.00
                             Prior Carryover Shortfall               0.00     8,127,473.84            0.00
Demand Note                  Reimbursement                           0.00     8,127,473.84            0.00
Expenses:                    Trust Collateral Agent                  0.00     8,127,473.84            0.00
                             Indenture Trustee                       0.00     8,127,473.84            0.00
                             Backup Servicer                         0.00     8,127,473.84            0.00
                             Custodian                               0.00     8,127,473.84            0.00
Distribution to (from) the Spread Account                    8,127,473.84             0.00

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LIQUIDATED RECEIVABLES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                      Balance         Units

     BOP Liquidated Receivable Principal Balance    164,132.85      BOP Cram Down loss Balance        0.00           0.00
     Current Month Cram Down Loss                         0.00      Current Month Cram Down Loss      0.00           0.00
     Liquidation Principal Proceeds                  18,357.43
     Principal Loss                                 145,775.42
     Prior Month Cumulative Principal Loss LTD       90,443.36
     Cumulative Principal Loss LTD                  236,218.78      Cumulative Cram Down Loss         0.00           0.00

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STATISTICAL INFORMATION
-------------------------------------------------------------------------------------------------------------------------

DELINQUENCY STATUS:          # OF CONTRACTS        AMOUNT          % OF TOTAL POOL BALANCE

     Current                       11,257      201,935,606.27                  86.95%
     1-29 Days                      1,854       28,958,202.75                  12.47%
     30-59 Days                        96          982,363.12                   0.42%
     60-89 Days                        33          252,248.00                   0.11%
     90-119 Days                       12          111,393.91                   0.05%
     120 Days or More                   0                   -                   0.00%
                       Total       13,252      232,239,814.05                 100.00%

                                                                     Page 3 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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STATISTICAL INFORMATION CONTINUED
-------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.35318%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.32%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                0.05%      0.90%            NO             1.15%             NO

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STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                                 # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS        AMOUNT *

Prior Month Inventory                   3          37,768.15            Prior Month Inventory               1        18,721.00
Repurchased                             0               0.00                      Repurchased               0             0.00
Adjusted Prior Month Inventory          3          37,768.15   Adjusted Prior Month Inventory               1        18,721.00
Current Month Repos                    14         204,264.42              Current Month Repos               6       108,046.85
Repos Actually Liquidated               3          37,768.15     Repos from Trust Liquidation               0             0.00
Repos Liquidated at 60+ or 150+         0               0.00        Repos Actually Liquidated               6       102,616.10
Dealer Payoff                           0               0.00                    Dealer Payoff               0             0.00
Redeemed / Cured                        1           5,014.00                 Redeemed / Cured               0             0.00
Purchased Repos                         0               0.00                  Purchased Repos               0             0.00
Current Month Inventory                13         199,250.42          Current Month Inventory               1        24,151.75

          * The Prior Month Inventory reported this month may differ due to
            Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                             # OF CONTRACTS        AMOUNT
Current Month Balance                  15      164,132.85
Cumulative Balance                     23      276,570.98
Current Month Proceeds                          18,002.40
Cumulative Proceeds                             40,306.17
Current Month Recoveries                        83,486.67
Cumulative Recoveries                          108,630.25

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE           CUMULATIVE RECEIVABLES
                                          AND BY ELECTION:                                LIQUIDATED AT 150+ AND 60+:

                                                  Balance           Units                          Balance         Units

Prior Month                                     14,133.76               1                             0.00             0
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               0
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                 (14,133.76)             -1
Deficiency Balance of Sold Vehicles                  0.00
EOP                                                  0.00               0                             0.00             0

                                                                     Page 4 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
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STATISTICAL INFORMATION CONTINUED
-------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                              REQUISITE AMOUNT:   3,826,511.30

Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                    -
Remaining Distribution Amount                                8,127,473.84
Investment Income                                                3,526.54
Current Month Draw                                                      -
EOP Balance Prior to Distribution                           11,957,511.68

Spread Account Release Amount                                8,131,000.38

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        8,131,000.38
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,739,766.96

     OVERCOLLATERALIZATION AMOUNT                            8,131,000.38

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 17,697,278.64            7.62%

     REQUIRED TOTAL
     ENHANCEMENT AMOUNT                                     23,223,981.41           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                        -
     Subsequent Transfer                                                -
     Investment Income Earned                                        5.63
     Investment Income Deposited to Note Account                        -
     Mandatory Special Redemption                                       -
     Remaining Prefunding Balance                                                     5.63
     Undistributed Investment Income                                                     -
     EOP Balance Before Release to Servicer                                           5.63
     Prefunding Account Balance Released to Servicer                 5.63
     EOP Balance                                                        -

                                                                     Page 5 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B
     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                        -
     Current Month Negative Carry                                       -
     Investment Income                                              44.72
     EOP Balance Prior to Release                                   44.72
     Capitalized Interest Account Balance Released to Servicer      44.72
     EOP Balance                                                        -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

     -------------------------------------------------------------------------------------------------------------
        CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
     -------------------------------------------------------------------------------------------------------------

        UP TO MONTH       TRIGGER EVENT      EVENT OF DEFAULT  UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT

              3               0.90%                1.15%                  3         1.79%              2.08%
              6               1.79%                2.10%                  6         3.58%              3.81%
              9               2.24%                2.67%                  9         4.26%              4.85%
             12               3.58%                3.81%                 12         6.72%               6.92%
             15               4.07%                4.33%                 15         7.74%               7.87%
             18               4.89%                5.19%                 18         9.78%               9.44%
             21               5.33%                6.06%                 21         10.26%             11.02%
             24               5.91%                6.58%                 24         10.74%             11.96%
             27               6.29%                7.10%                 27         11.43%             12.91%
             30               6.86%                7.61%                 30         12.47%             13.84%
             33               7.24%                8.14%                 33         13.16%             14.79%
             36               7.62%                8.48%                 36         13.85%             15.42%
             39               7.81%                8.65%                 39         14.20%             15.73%
             42               8.00%                9.00%                 42         14.54%             16.36%
             45               8.00%                9.00%                 45         14.54%             16.36%
             48               8.00%                9.00%                 48         14.54%             16.36%
             51               8.00%                9.00%                 51         14.54%             16.36%
             54               8.00%                9.00%                 54         14.54%             16.36%
             57               8.00%                9.00%                 57         14.54%             16.36%
             60               8.00%                9.00%                 60         14.54%             16.36%
             63               8.00%                9.00%                 63         14.54%             16.36%
             66               8.00%                9.00%                 66         14.54%             16.36%
             69               8.00%                9.00%                 69         14.54%             16.36%
             72               8.00%                9.00%                 72         14.54%             16.36%
     -------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     ------------------------------------------------------
     Up to Month           Trigger Event   Event of Default
         12                     5.25%           7.25%
         24                     6.25%           8.25%
         72                     7.25%           9.25%
     ------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 6 of 6